Exhibit 99.1

RingCentral Announces Fourth Quarter 2016 Results

Software Subscriptions Revenue up 28%

RingCentral Office® ARR up 38%

GAAP Software Subscriptions Gross Margin of 80%; Non-GAAP: 81%

Belmont, Calif. – February 13, 2017 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications and collaboration solutions, today announced financial results for the fourth quarter and full year ended December 31, 2016.

Fourth Quarter Financial Highlights

•	Software subscriptions revenue grew 28% year-over-year to $98.0 million; total revenue was $104.5 million.

•	RingCentral Office® annualized exit recurring software subscriptions (ARR) grew 38% year-over-year to $341.5 million.

•	Total annualized exit recurring software subscriptions (ARR) grew 31% year-over-year to $414.4 million.

•	GAAP software subscriptions gross margin was 80.2%, up 2.2 points year-over-year, while Non-GAAP software subscriptions gross margin was 81.2%, up 2.5 points year-over-year.

•	GAAP operating margin was (6.3%), up 0.9 points year-over-year, while Non-GAAP operating margin was 2.1%, up 1.1 points year-over-year.

•	Net monthly subscriptions dollar retention: RingCentral Office® over 100% and overall subscriptions over 99%.

“The fourth quarter was a strong finish to a great year driven by our success with midmarket and enterprise customers. Our technology leadership and strategy of delivering integrated communications and collaboration solutions are paying off handsomely,” said Vlad Shmunis, RingCentral’s Chairman and CEO. “Additionally, the reseller channels are now increasingly switching their focus to cloud solutions and it has enabled us to scale our midmarket and enterprise go-to-market efforts rapidly. These larger customer segments are now an over $100 million business, growing at over 90% year over year. With this momentum and the very large underpenetrated market, I feel confident that we will be a $1 billion revenue company by the end of 2020.”

Financial Results for the Fourth Quarter 2016

•	Revenue: Total revenue was $104.5 million for the fourth quarter of 2016, up from $83.4 million in the fourth quarter of 2015. Software subscriptions revenue was $98.0 million for the fourth quarter of 2016, up from $76.5 million in the fourth quarter of 2015.

•	Pro Forma[1] Revenue Comparison: Total revenue of $104.5 million in the fourth quarter of 2016, up from $80.8 million in the fourth quarter of 2015, representing 29% growth, adjusting for the agency model on a comparable basis.

[1]	In 1Q’16, RingCentral transitioned direct phone sales to an agency model, in which RingCentral receives a commission for phone sales instead of separately recognizing the full sale price and cost of the product. RingCentral is providing supplemental information on a pro forma basis to provide a clear comparison of the Company’s results with prior periods as-if the Company had transitioned phone sales to the new agency model on January 1, 2015. Carrier phone sales remained under the direct phone sales model.

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•	Net Income (Loss) Per Share: GAAP net loss per share was ($0.09) for the fourth quarter of 2016 compared with ($0.10) for the fourth quarter of 2015. Non-GAAP net income per diluted share was $0.03 for the fourth quarter of 2016, compared with $0.01 per diluted share for the fourth quarter of 2015.

•	Balance Sheet: Total cash and cash equivalents at the end of the fourth quarter of 2016 was $160.4 million, compared with $152.4 million at the end of the third quarter of 2016.

Financial Results for the Full Year 2016

•	Revenue: Total revenue was $379.7 million for the full year of 2016, up from $296.2 million in the full year of 2015. Software subscriptions revenue was $355.9 million for the full year of 2016, up from $271.2 million in the full year of 2015.

•	Pro Forma[1] Revenue Comparison: Total revenue of $378.3 million in the full year of 2016, up from $287.0 million in the full year of 2015, representing 32% growth, adjusting for the agency model on a comparable basis.

•	Net Income (Loss) Per Share: GAAP net loss per share was ($0.40) for the full year of 2016 compared with ($0.46) for the full year of 2015. Non-GAAP net income (loss) per diluted share was $0.09 for the full year of 2016, compared with ($0.12) per diluted share for the full year of 2015.

•	Balance Sheet: Total cash and cash equivalents at the end of 2016 was $160.4 million, compared with $137.6 million at the end of 2015.

Fourth Quarter 2016 and Recent Business Highlights

•	RingCentral Global Office™ has expanded to provide a local experience in over 30 countries and has been adopted by over 600 multinational enterprises.

•	Announced that Structural Group has selected RingCentral as its new cloud communications and collaboration solution provider. With more than 1,800 employees across 22 locations in North America, Structural Group needed a new generation of flexible, mobile-first solutions to enhance customer engagement and productivity for its distributed and mobile workforce.

•	Announced that Sungevity will replace its existing legacy on-premise PBX system and other applications for over 700 users with RingCentral. RingCentral’s architecture and open platform makes for a seamless integration with Sungevity’s existing business process and software platform. RingCentral will reduce Sungevity’s communication and collaboration solution costs by nearly 50 percent.

•	Achieved milestone of issuing 100th U.S. patent, reinforcing RingCentral’s strong commitment to technology development and intellectual property protection

•	RingCentral Connect Platform reached 1.6 million API requests per day and a 300% annual increase in API requests overall.

•	Announced the addition of Extended Enterprise Support to the RingCentral Professional Services™ portfolio. This program provides enterprises requiring premium support services a dedicated team of technical account managers and customer success managers.

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Conference Call Details:

•	What: RingCentral financial results for the fourth quarter and full year of 2016 and outlook for the first quarter and full year of 2017.

•	When: Monday, February 13, 2017 at 1:30PM PT (4:30PM ET).

•	Dial in: To access the call in the United States, please dial (877) 705-6003, and for international callers dial (201) 493-6725. Callers may provide confirmation number 13653961 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (844) 512-2921 from the United States or (412) 317-6671 internationally with recording access code 13653961.

About RingCentral

RingCentral, Inc. (NYSE: RNG) is a global provider of cloud unified communications and collaboration solutions. More flexible and cost-effective than legacy on-premise systems, RingCentral empowers today’s mobile and distributed workforce to be connected anywhere and on any device through voice, video, team messaging, collaboration, SMS, conferencing, online meetings, contact center, and fax. RingCentral provides an open platform that integrates with today’s leading business apps while giving customers the flexibility to customize their own workflows. RingCentral is a leader in the 2016 Gartner Magic Quadrant for Unified Communications as a Service Worldwide for the second consecutive year. RingCentral is headquartered in Belmont, Calif. RingCentral and the RingCentral logo are trademarks of RingCentral, Inc.

Forward-Looking Statements

This press release contains “forward-looking statements,” including but not limited to, statements regarding our future, our GAAP and non-GAAP guidance, our markets and strategic opportunities, and our expectations regarding our strategy of providing integrated global open communications and collaboration solutions, our reseller channels, our revenue growth and our momentum to reach $1 billion in revenues. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger and enterprise customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-Q for the quarter ended September 30, 2016, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

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Non-GAAP Financial Measures

Our reported financial results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share. Non-GAAP operating income (loss) is defined as operating income (loss) excluding share-based compensation, amortization of acquisition intangibles, and acquisition related matters. Non-GAAP operating margin is defined as Non-GAAP operating income (loss) divided by total GAAP revenue. Non-GAAP net income (loss) is defined as net income (loss) excluding stock-based compensation, intercompany remeasurement gains or losses, acquisition related matters, amortization of acquisition intangibles, and tax benefit for release of valuation allowance.

We have included Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share can provide a useful measure for period-to-period comparisons of our core business.

Although Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures. Reconciliations of the Company’s historical non-GAAP financial measures and key metrics to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release.

Other Measures

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office® annualized exit monthly recurring subscriptions, and net monthly subscriptions dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total monthly recurring subscriptions equal the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office® annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office® customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Darren Yip, RingCentral

(650) 641-2220

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

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TABLE 1

RINGCENTRAL, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$160,355	$137,588
Accounts receivable, net	30,243	19,163
Inventory	63	2,317
Prepaid expenses and other current assets	15,250	11,978

Total current assets	205,911	171,046
Property and equipment, net	31,994	28,160
Goodwill	9,393	9,393
Acquired intangibles, net	2,244	3,266
Other assets	3,087	2,948

Total assets	$252,629	$214,813

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$7,810	$5,196
Accrued liabilities	48,322	34,702
Current portion of capital lease obligation	181	269
Current portion of long-term debt	14,528	3,750
Deferred revenue	45,159	36,657

Total current liabilities	116,000	80,574
Long-term debt	312	14,840
Sales tax liability	3,077	3,670
Capital lease obligation	—	181
Other long-term liabilities	3,199	5,416

Total liabilities	122,588	104,681
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	366,800	319,792
Accumulated other comprehensive income	2,737	527
Accumulated deficit	(239,503)	(210,194)

Total stockholders’ equity	130,041	110,132

Total liabilities and stockholders’ equity	$252,629	$214,813

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TABLE 2

RINGCENTRAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenues
Software subscriptions	$97,952	$76,532	$355,850	$271,245
Other	6,551	6,907	23,874	24,983

Total revenues	104,503	83,439	379,724	296,228

Cost of revenues
Software subscriptions	19,363	16,851	73,470	66,354
Other	5,289	6,011	18,741	20,917

Total cost of revenues	24,652	22,862	92,211	87,271

Gross profit	79,851	60,577	287,513	208,957
Operating expenses
Research and development	17,417	15,312	65,514	52,924
Sales and marketing	54,701	38,378	192,497	139,851
General and administrative	14,339	12,883	55,454	47,114

Total operating expenses	86,457	66,573	313,465	239,889

Loss from operations	(6,606)	(5,996)	(25,952)	(30,932)
Other income (expense), net
Interest expense	(162)	(196)	(746)	(1,123)
Other income (expense), net	(94)	(670)	(2,375)	(1,307)

Other income (expense), net	(256)	(866)	(3,121)	(2,430)

Loss before provision (benefit) for income taxes	(6,862)	(6,862)	(29,073)	(33,362)
Provision (benefit) for income taxes	84	79	236	(1,263)

Net loss	$(6,946)	$(6,941)	$(29,309)	$(32,099)

Net loss per common share
Basic and diluted	$(0.09)	$(0.10)	$(0.40)	$(0.46)

Weighted-average number of shares used in computing net loss per share
Basic and diluted	73,961	71,420	72,994	70,069

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TABLE 3

RINGCENTRAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Year Ended
	December 31,
	2016	2015
Cash flows from operating activities
Net loss	$(29,309)	$(32,099)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	14,663	13,467
Share-based compensation	30,840	22,088
Foreign currency remeasurement loss	2,615	843
Tax benefit from release of valuation allowance	—	(1,411)
Impairment of fixed assets	—	1,317
Non-cash interest expense and other expenses related to debt	—	156
Net accretion of discount and amortization of premium on available-for-sale securities	—	616
Provision for bad debt	648	411
Deferred income taxes	(36)	(8)
Others	583	416
Changes in assets and liabilities:
Accounts receivable	(11,728)	(11,923)
Inventory	2,254	(606)
Prepaid expenses and other current assets	(3,272)	(3,636)
Other assets	76	(422)
Accounts payable	1,516	1,591
Accrued liabilities	15,165	2,354
Deferred revenue	8,502	11,071
Other liabilities	(2,809)	861

Net cash provided by operating activities	29,708	5,086

Cash flows from investing activities
Purchases of property and equipment	(14,236)	(14,631)
Capitalized internal-use software	(2,162)	(2,513)
Cash paid in business combination, net of cash acquired	—	(4,670)
Proceeds from the maturity of available-for-sale securities	—	28,080
Proceeds from the maturity of restricted investments	—	100

Net cash provided by (used in) investing activities	(16,398)	6,366

Cash flows from financing activities
Proceeds from issuance of stock in connection with stock plans	15,104	19,524
Taxes paid related to net share settlement of equity awards	(255)	(151)
Payment of holdback from Glip acquisition	(1,500)	—
Repayment of debt	(3,750)	(6,142)
Repayment of capital lease obligations	(269)	(594)

Net cash provided by financing activities	9,330	12,637

Effect of exchange rate changes on cash and cash equivalents	127	317
Net increase in cash and cash equivalents	22,767	24,406
Cash and cash equivalents
Beginning of period	137,588	113,182

End of period	$160,355	$137,588

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TABLE 4

RINGCENTRAL, INC.

RECONCILIATION OF OPERATING INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(Unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenues
Software subscriptions	$97,952	$76,532	$355,850	$271,245
Other	6,551	6,907	23,874	24,983

Total revenues	104,503	83,439	379,724	296,228

Cost of revenues reconciliation
GAAP Software subscriptions cost of revenues	19,363	16,851	73,470	66,354
Stock-based compensation	(810)	(586)	(3,048)	(2,054)
Amortization of acquisition intangibles	(151)	—	(603)	—

Non-GAAP Software subscriptions cost of revenues	18,402	16,265	69,819	64,300

GAAP Other cost of revenues	5,289	6,011	18,741	20,917
Stock-based compensation	(31)	—	(117)	—

Non-GAAP Other cost of revenues	5,258	6,011	18,624	20,917

Gross profit and gross margin reconciliation
Non-GAAP Subscriptions	81.2%	78.7%	80.4%	76.3%
Non-GAAP Other	19.7%	13.0%	22.0%	16.3%
Non-GAAP Gross profit	77.4%	73.3%	76.7%	71.2%

Operating expenses reconciliation
GAAP Research and development	17,417	15,312	65,514	52,924
Stock-based compensation	(1,805)	(1,642)	(7,296)	(5,387)
Amortization of acquisition intangibles	—	(151)	—	(480)
Acquisition related matters	(309)	(244)	(1,411)	(575)

Non-GAAP Research and development	15,303	13,275	56,807	46,482

As a % of total revenues non-GAAP	14.6%	15.9%	15.0%	15.7%

GAAP Sales and marketing	54,701	38,378	192,497	139,851
Stock-based compensation	(3,111)	(1,867)	(10,902)	(7,200)
Amortization of acquisition intangibles	(105)	(105)	(420)	(105)

Non-GAAP Sales and marketing	51,485	36,406	181,175	132,546

As a % of total revenues non-GAAP	49.3%	43.6%	47.7%	44.7%

GAAP General and administrative	14,339	12,883	55,454	47,114
Stock-based compensation	(2,480)	(2,203)	(9,477)	(7,447)
Acquisition related matters	—	(39)	(59)	(787)

Non-GAAP General and administrative	11,859	10,641	45,918	38,880

As a % of total revenues non-GAAP	11.3%	12.8%	12.1%	13.1%

Income (loss) from operations reconciliation
GAAP loss from operations	(6,606)	(5,996)	(25,952)	(30,932)
Stock-based compensation	8,237	6,298	30,840	22,088
Amortization of acquisition intangibles	256	256	1,023	585
Acquisition related matters	309	283	1,470	1,362

Non-GAAP Income (loss) from operations	$2,196	$841	$7,381	$(6,897)

Non-GAAP Operating margin	2.1%	1.0%	1.9%	(2.3%)

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TABLE 5

RINGCENTRAL, INC.

RECONCILIATION OF NET INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net Income (loss) reconciliation
GAAP Net loss	$(6,946)	$(6,941)	$(29,309)	$(32,099)
Stock-based compensation	8,237	6,298	30,840	22,088
Amortization of acquisition intangibles	256	256	1,023	585
Acquisition related matters	309	283	1,470	1,362
Intercompany remeasurement loss	167	594	2,508	928
Tax benefit from release of valuation allowance	—	—	—	(1,411)

Non-GAAP Net income (loss)	$2,023	$490	$6,532	$(8,547)

Basic and diluted net income (loss) per share
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per share	73,961	71,420	72,994	70,069
Effect of dilutive securities	3,606	3,612	3,414	—

Non-GAAP weighted average shares used in computing non-GAAP net income per share	77,567	75,032	76,408	70,069

GAAP Net loss per share	$(0.09)	$(0.10)	$(0.40)	$(0.46)

Non-GAAP Net income (loss) per share	$0.03	$0.01	$0.09	$(0.12)

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TABLE 6

RINGCENTRAL, INC.

PRO FORMA2 STATEMENT OF GROSS MARGIN UNDER AGENCY MODEL

(Unaudited, in thousands)

	2015				2016				4Q’16
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Q/Q	Y/Y
GAAP Software subscription revenue	$59,951	$64,441	$70,321	$76,532	$79,978	$86,067	$91,853	$97,952	7%	28%
GAAP Other revenue	$5,367	$6,250	$6,459	$6,907	$6,560	$5,777	$4,986	$6,551
Revised Agency Model adjustment	(2,222)	(2,101)	(2,278)	(2,597)	(1,436)	—	—	—

Pro forma other revenue	$3,145	$4,149	$4,181	$4,310	$5,124	$5,777	$4,986	$6,551	31%	52%

Total pro forma revenue	$63,096	$68,590	$74,502	$80,842	$85,102	$91,844	$96,839	$104,503	8%	29%

GAAP Software subscription cost of revenue	$15,914	$16,505	$17,084	$16,851	$16,723	$18,173	$19,211	$19,363
Stock-based compensation	(457)	(476)	(535)	(586)	(634)	(781)	(824)	(810)
Amortization of acquisition intangibles	—	—	—	—	(151)	(151)	(151)	(151)

Non-GAAP Software subscriptions cost of revenue	$15,457	$16,029	$16,549	$16,265	$15,938	$17,241	$18,236	$18,402
GAAP Other cost of revenue	$4,633	$5,024	$5,249	$6,011	$5,017	$4,191	$4,244	$5,289
Stock-based compensation	—	—	—	—	(19)	(32)	(35)	(31)

Non-GAAP Other cost of revenue	$4,633	$5,024	$5,249	$6,011	$4,998	$4,159	$4,209	$5,258
Revised Agency Model adjustment	(2,222)	(2,101)	(2,278)	(2,597)	(1,436)	—	—	—

Pro forma other cost of revenue	$2,411	$2,923	$2,971	$3,414	$3,562	$4,159	$4,209	$5,258

Total pro forma cost of revenue	$17,868	$18,952	$19,520	$19,679	$19,500	$21,400	$22,445	$23,660	5%	20%

Pro forma software subscriptions revenue gross profit	$44,494	$48,412	$53,772	$60,267	$64,040	$68,826	$73,617	$79,550	8%	32%
Pro forma other revenue gross profit	734	1,226	1,210	896	1,562	1,618	777	1,293	66%	44%

Total pro forma gross profit	$45,228	$49,638	$54,982	$61,163	$65,602	$70,444	$74,394	$80,843	9%	32%

Pro forma software subscriptions revenue gross margin	74%	75%	76%	79%	80%	80%	80%	81%
Pro forma other revenue gross margin	23%	30%	29%	21%	30%	28%	16%	20%
Total pro forma gross margin	72%	72%	74%	76%	77%	77%	77%	77%

[2]	In 1Q’16, RingCentral provided supplemental information on a pro forma basis to provide a clear comparison of the Company’s results with prior periods. The pro forma information reflects results as-if the Company had transitioned to the new agency model for the first quarter of 2016 and for all periods in 2015.

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